SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.  20549


                                        FORM 8-K


                     Current Report Pursuant To Section 13 or 15(d) of
                            the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported):  December 29, 2000


                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
           as depositor (the "Depositor") and Bankers Trust Company, as trustee (the "Trustee") under the Pooling Agreement, dated and effective as of January 25, 2000, providing for the issuance of the MLMI Resecuritization Pass-Through Certificates, Series 2000-1D.


            MLMI RESECURITIZATION PASS-THROUGH CERTIFICATES, SERIES 2000-1D.
                 (Exact name of Registrant as specified in its Charter)


                                      DELAWARE
                     (State or Other Jurisdiction of Incorporation)

               333-81429                        13-5674085
          (Commission File Number)        (I.R.S. Employer Identification No.)


          250 VESEY STREET
          WORLD FINANCIAL CENTER, NORTH TOWER
           NEW YORK, NEW YORK                          10281
          (Address of principal executive offices)     (Zip Code)


          Registrant's Telephone Number, Including Area Code:  (212) 449-1000


     Item 5.  Other Events

     Attached hereto is a copy of the Monthly Remittance Statements to the Certificateholders which was derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.


     Item 7.  Financial Statement and Exhibits

     Exhibits:  (as noted in Item 5 above)

     Monthly Remittance Statement to the Certificateholders dated as of December 29, 2000.



                                     SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  Bankers Trust Company not in its individual capacity, but solely as a duly authorized agent of the Registrant pursuant to the Pooling Agreement, dated as of January 25, 2000.


          Date:  January 8, 2001            By:  /s/ Judy L. Gomez
                                            Judy L. Gomez
                                            Assistant Vice President


                                   EXHIBIT INDEX


          DOCUMENT

          Monthly Remittance Statement to the Certificateholders dated as of December 29, 2000.






Merrill Lynch Mortgage Investors, Inc.
MLMI Resecuritization Pass-Through Certificates
Series 2000-1D
Statement  To  Certificateholders
DISTRIBUTIONS IN DOLLARS
                                       PRIOR
>                                                CURRENT
                     ORIGINAL      PRINCIPAL
>                 REALIZED       DEFERRED      PRINCIPAL
     CLASS         FACE VALUE        BALANCE       INTEREST      PRINCIPAL
>     TOTAL         LOSSES       INTEREST        BALANCE
          A-1    2,754,000.00   2,476,707.91           0.00           0.00
>      0.00           0.00      12,890.95   2,489,598.86
          A-2    4,114,988.00   4,334,248.32           0.00           0.00
>      0.00           0.00      22,559.24   4,356,807.56
          R              0.00           0.00           0.00           0.00
>      0.00           0.00           0.00           0.00
TOTALS           6,868,988.00   6,810,956.23           0.00           0.00
>      0.00           0.00      35,450.19   6,846,406.42
FACTOR INFORMATION PER $1000 OF ORIGINAL FACE
>                           PASS-THROUGH
                                       PRIOR
>                  CURRENT      RATES
                                   PRINCIPAL
>                PRINCIPAL
     CLASS          CUSIP            BALANCE       INTEREST      PRINCIPAL
>     TOTAL        BALANCE        CURRENT           NEXT
          A-1  589929VB1          899.312967       0.000000       0.000000
>  0.000000     903.993776       6.250000%      6.250000%
          A-2  589929VC9        1,053.283344       0.000000       0.000000
>  0.000000   1,058.765557       6.250000%      6.250000%
          R                         0.000000       0.000000       0.000000
>  0.000000       0.000000       0.000000%      0.000000%
DEPOSITOR:                    Merrill Lynch Mortgage Investors, Inc.       ADMI
>NISTRATOR:                Jacqueline Sewell

>                          Deutsche Bank
LEAD UNDERWRITER:             Merrill Lynch & Co.
>                          1761 E. St. Andrew Place
RECORD DATE:                  November 30, 2000
>                          Santa Ana, CA 92705
DISTRIBUTION DATE:            December 29, 2000
>        FACTOR INFORMATION(800) 735-7777
                                                                Page 1 of 4
>                            (c) COPYRIGHT 2000 Deutsche Bank
Merrill Lynch Mortgage Investors, Inc.
MLMI Resecuritization Pass-Through Certificates
Series 2000-1D
Statement  To  Certificateholders
Distribution Date:            December 29, 2000
Available Funds
>                                                   0.00
Loss Amounts Since the Closing Date
>                                                   0.00
Pooled Security Interest Shortfall amounts allocated to Class A-1
>                                                   8.57
Pooled Security Interest Shortfall amounts allocated to Class A-2
>                                                  14.99

>            Second Prior     Preceding       Current

>            Pool Security  Pool Security  Pool Security
Number of Pooled Securities remaining:       1
>           Distrib'n Date Distrib'n Date Distrib'n Date

>             25-Oct-00      27-Nov-00      26-Dec-00
RFMSI 1999-S8   Class A-6 Pooled Security Distribution Date Principal Balance
>             6,775,690.28   6,810,959.90   6,846,410.09
Aggregate Pooled Security Distribution Date Principal Balance
>             6,775,690.28   6,810,959.90   6,846,410.09
                                                Interest          (a)
>  (b)         (a) - (b)      Count and
Pooled Security                  Interest       Shortfall      Interest       I
>nterest       Excess of   Aggregate Principal Balance of
Distribution Date Information      Rate        per annum %     Scheduled     Di
>stributed  Sched. v Dist. Underlying Mortgage Loans
RFMSI 1999-S8   Class A-6           6.250000%      0.004151%     35,473.75
>      0.00          23.56            718 215,811,733.55
                               Realized Loss  Realized Loss  Realized Loss
>                                             Current
                               on Underly'g   on Underly'g   on Underly'g
>Current     Realized Loss     Current         Total
Pooled Security                 Mort. Loans    Mort. Loans    Mort. Loans   Rea
>lized Loss   on Security     Principal       Amount
Distribution Date Information     Current     Since Cut-Off Life of Securit  on
> Security   Since Cut-Off   Distributed    Distributed
RFMSI 1999-S8   Class A-6               0.00           0.00           0.00
>      0.00           0.00           0.00           0.00
                                                                Page 2 of 4
>                            (c) COPYRIGHT 2000 Deutsche Bank
Merrill Lynch Mortgage Investors, Inc.
MLMI Resecuritization Pass-Through Certificates
Series 2000-1D
Statement  To  Certificateholders
HISTORY OF AGGREGATE POOLED SECURITY DELINQUENCY STATISTICS
Pooled Security Dist. Date    Pool Aggregate                 30 - 59 Days   60
>- 89 Days     90+ Days     Foreclosures     REO Loans
                                         718      Count                  2
>         0              0              0              0
     26-Dec-00                   215,811,734     Balance        318,835.13
>      0.00           0.00           0.00           0.00
                                               % of Count         0.278552%
>  0.000000%      0.000000%      0.000000%      0.000000%
                                              % of Balance        0.147738%
>  0.000000%      0.000000%      0.000000%      0.000000%
                                         721      Count                  1
>         0              0              0              0
     27-Nov-00                   217,634,561     Balance         69,838.37
>      0.00           0.00           0.00           0.00
                                               % of Count         0.138696%
>  0.000000%      0.000000%      0.000000%      0.000000%
                                              % of Balance        0.032090%
>  0.000000%      0.000000%      0.000000%      0.000000%
                                         722      Count                  0
>         0              0              0              0
     25-Oct-00                   219,215,836     Balance              0.00
>      0.00           0.00           0.00           0.00
                                               % of Count         0.000000%
>  0.000000%      0.000000%      0.000000%      0.000000%
                                              % of Balance        0.000000%
>  0.000000%      0.000000%      0.000000%      0.000000%
                                         726      Count                  3
>         0              1              0              0
     25-Sep-00                   221,553,791     Balance        656,106.62
>      0.00     438,445.29           0.00           0.00
                                               % of Count         0.413223%
>  0.000000%      0.137741%      0.000000%      0.000000%
                                              % of Balance        0.296139%
>  0.000000%      0.197896%      0.000000%      0.000000%
                                         730      Count                  1
>         0              1              0              0
     25-Aug-00                   223,569,686     Balance        122,377.55
>      0.00     438,445.29           0.00           0.00
                                               % of Count         0.136986%
>  0.000000%      0.136986%      0.000000%      0.000000%
                                              % of Balance        0.054738%
>  0.000000%      0.196111%      0.000000%      0.000000%
                                         734      Count                  0
>         0              1              0              0
     25-Jul-00                   226,099,625     Balance              0.00
>      0.00     438,445.29           0.00           0.00
                                               % of Count         0.000000%
>  0.000000%      0.136240%      0.000000%      0.000000%
                                              % of Balance        0.000000%
>  0.000000%      0.193917%      0.000000%      0.000000%
                                         741      Count                  2
>         0              1              0              0
     26-Jun-00                   229,692,884     Balance        547,451.13
>      0.00     438,445.29           0.00           0.00
                                               % of Count         0.269906%
>  0.000000%      0.134953%      0.000000%      0.000000%
                                              % of Balance        0.238340%
>  0.000000%      0.190883%      0.000000%      0.000000%
                                         745      Count                  2
>         0              1              0              0
     25-May-00                   231,851,877     Balance        699,699.90
>      0.00     438,445.29           0.00           0.00
                                               % of Count         0.268456%
>  0.000000%      0.134228%      0.000000%      0.000000%
                                              % of Balance        0.301787%
>  0.000000%      0.189106%      0.000000%      0.000000%
                                         746      Count                  1
>         0              1              0              0
     25-Apr-00                   233,440,163     Balance        294,402.34
>      0.00     438,445.29           0.00           0.00
                                               % of Count         0.134048%
>  0.000000%      0.134048%      0.000000%      0.000000%
                                              % of Balance        0.126115%
>  0.000000%      0.187819%      0.000000%      0.000000%
                                         749      Count                  1
>         1              1              0              0
     27-Mar-00                   235,004,297     Balance        526,801.14
>294,788.69     438,445.29           0.00           0.00
                                               % of Count         0.133511%
>  0.133511%      0.133511%      0.000000%      0.000000%
                                              % of Balance        0.224167%
>  0.125440%      0.186569%      0.000000%      0.000000%
                                         751      Count                  3
>         1              0              0              0
     25-Feb-00                   236,449,357     Balance        740,522.78
>438,445.29           0.00           0.00           0.00
                                               % of Count         0.399467%
>  0.133156%      0.000000%      0.000000%      0.000000%
                                              % of Balance        0.313185%
>  0.185429%      0.000000%      0.000000%      0.000000%
                                         753      Count                  6
>         0              0              0              0
     25-Jan-00                   237,972,536     Balance      2,004,711.95
>      0.00           0.00           0.00           0.00
                                               % of Count         0.796813%
>  0.000000%      0.000000%      0.000000%      0.000000%
                                              % of Balance        0.842413%
>  0.000000%      0.000000%      0.000000%      0.000000%
Notes:         Foreclosure and REO Loans are not included as part of Delinquenc
>ies.  Bankruptcies, if any, are included as part of Delinquencies.
               Percentages are based on the aggregate Underlying Mortgage Loan
>information from all related Pooled Securities for each
               reporting category divided by aggregate of all Underlying Mortga
>ge Loan information for all related Pooled Securities.
                                                                Page 3 of 4
>                            (c) COPYRIGHT 2000 Deutsche Bank
Merrill Lynch Mortgage Investors, Inc.
MLMI Resecuritization Pass-Through Certificates
Series 2000-1D
Statement  To  Certificateholders
Distribution Date:            December 29, 2000
Pooled Security:              RFMSI 1999-S8   Class A-6
Delinquent Loans including Bankruptcy, if any.                              30
>- 59 Days   60 - 89 Days     90+ Days         Total
Principal Balance
>318,835.13           0.00           0.00     318,835.13
Percentage of Pool Balance
>  0.147738%      0.000000%      0.000000%      0.147738%
Number of Underlying Mortgage Loans
>          2              0              0              2
Percentage of Underlying Mortgage Loans
>  0.278552%      0.000000%      0.000000%      0.278552%
Foreclosure Loans
>                                              Total
Principal Balance
>                                                   0.00
Percentage of Pool Balance
>                                               0.000000%
Number of Underlying Mortgage Loans
>                                                       0
Percentage of Underlying Mortgage Loans
>                                               0.000000%
REO Loans
>                                              Total
Principal Balance
>                                                   0.00
Percentage of Pool Balance
>                                               0.000000%
Number of Underlying Mortgage Loans
>                                                       0
Percentage of Underlying Mortgage Loans
>                                               0.000000%
                                                                Page 4 of 4
>                            (c) COPYRIGHT 2000 Deutsche Bank